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                                                                   EXHIBIT 10.38

                              GENERAL ASSIGNMENT

     This Assignment entered into this 30th day of August, 2000, by and between Drug Emporium.Com, Inc., a Delaware corporation ("Assignor") and
HealthCentral.com, Inc., a Delaware corporation ("Assignee").

                            Background Information

     A. Drug Emporium, Inc., a Delaware corporation, ("Original Tenant") entered into a Lease Agreement dated July 15, 1999 with Crow Family Holdings Industrial Limited Partnership ("Landlord"). Whereas, Original Tenant leased the Premises located at 7643 National Ternpike, Louisville, Kentucky 40214 referred to as Building No. 10 ("Leased Premises"). Said Lease being subsequently modified by an early Occupancy Agreement dated July 15, 1999 (hereinafter selectively referred to as "Lease").

     B. Original Tenant subsequently assigned its rights, title and interest as Tenant in and to this said Lease Assignor. Assignor is desirous of assigning its rights, titled and interest as Tenant in and to the aforesaid Lease to Assignee.

     C. Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor, Assignee, and Landlord hereby agree to the following.

                            Statement of Agreement

     1. Effective on the 14/th/ day of September, 2000 ("Assignment Date") Assignor hereby assigns any and all rights, title and interest as Tenant under the aforementioned Lease to Assignee.

     2. Assignee hereby accepts said Assignment and from the Assignment Date acknowledges it shall be obligated for all the terms, conditions, rental payments and obligations as set forth in the Lease.

     3. Assignor and Assignee hereby waives any right of early termination as set forth in Lease Paragraph 39 "Early Termination".

     4. Landlord hereby agrees to consent to said Assignment and further acknowledges that notwithstanding the language set forth in Lease Article 17, "Assignment and Subletting", that Landlord waives its right to terminate the Lease as set forth in Lease Article 17.

     5. In addition, Landlord agrees that said Assignment shall include the right to exercise the renewal options set forth in Paragraph 40 of the Lease Agreement "Renewal Options".

          The parties agree and acknowledge that Landlord's consent to waiving its rights pursuant to Article 17 and the permitting of Assignee to have the option rights set forth in Paragraph 40 shall not imply Landlord's consent to any subsequent assignment or granting of options to subsequent Assignees.

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     6.   Landlord herein agrees to release DrugEmporium.com, Inc. from any of the terms, conditions, rental payments, or obligations set forth in the Lease which may arise subsequent to the Assignment Date.

     7. Landlord further agrees to release Drug Emporium, Inc. from any of the terms, conditions, rental payments, or obligations in the Lease effective upon the expiration of the initial Lease Term as set forth in the Lease.

     All other terms and conditions of said Lease Agreement shall remain in full force and effect, inclusive of the obligations of the original Tenant and Assignor.

     Witness our hands this 30/th/ day of August, 2000.

                    ASSIGNOR:       DRUG EMPORIUM.COM, INC.


                                    By: [illegible]
                                        _______________________________
                                    Its: SRVP
                                        _______________________________



                    ASSIGNEE:       HEALTHCENTRAL.COM, INC.


                                    By: [illegible]
                                        ________________________________
                                    Its: C.F.O.
                                         _______________________________



                    LANDLORD:       CROW FAMILY HOLDINGS
                                    INDUSTRIAL LIMITED PARTNERSHIP,
                                    a Delaware limited partnership


                                    By:  CFH Industrial Trust Inc.,
                                         a Maryland corporation,
                                         its general partner


                                    By: [illegible]
                                        ________________________________
                                    Its:
                                        _______________________________

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                            [Certificate of Notary]


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